UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 13, 2014
(Date of earliest event reported)

FCCC, INC.
(Exact name of registrant as specified in charter)

Connecticut	811-0969	06-0759497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

(203) 855-7700
(Registrant's telephone number including area code)

n/a
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note:

FCCC, Inc. (the “Company”) is filing this Amendment to its Form 8-K dated January 6, 2014 in order to correct the date of change in the Company’s independent registered public accounting firm.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 10, 2014, the Company’s independent registered public accounting firm, Braver P.C. (“Braver”), notified us that Braver had combined its practice (the “Transaction”) with Marcum LLP (“Marcum”). Accordingly, effective January 10, 2014, Braver resigned as the Company’s independent registered public accounting firm and Marcum became the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The audit reports of Braver on the financial statements of the Company as of and for the years ended March 31, 2012 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended March 31, 2012 and 2013, and through the date of the Transaction, there were no disagreements with Braver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Braver’s satisfaction, would have caused it to make reference thereto in connection with its reports for such years. During the years ended March 31, 2012 and 2013, and through January 10, 2014 there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended March 31, 2012 and 2013, and through the date of the Transaction, the Company did not consult with Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered with respect to the Company’s financial statements or internal control over financial reporting; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Braver with a copy of the foregoing disclosure and requested Braver to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 13, 2014 furnished by Braver, is filed as Item 9.01 Exhibit 16.1 to this Current Report on Form 8-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit 16.1	Change of Accountants Letter prepared by Braver, PC Dated January 13, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FCCC, INC.

Dated: January 13, 2014	By:	/s/ Bernard Zimmerman
	Name:	Bernard Zimmerman
	Title:	President, Chief Executive Officer and Principal Financial Officer

3